UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
FORM 8-K
_______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report: October 26, 2018
(Date of earliest event reported)
_______________________
(Exact name of registrant as specified in its charter)
_______________________

Delaware	001-35049	84-0592823
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1400 Woodloch Forest Drive, Suite 300
The Woodlands, Texas 77380
(Address of principal executive offices) (Zip Code)
(281) 298-4246
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
_______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events

As previously disclosed in its Current Report on Form 8-K filed on October 17, 2018 with the U.S. Securities and Exchange Commission (the “SEC”), on October 17, 2018, Earthstone Energy, Inc. (the “Company”), Earthstone Energy Holdings, LLC (“EEH”) and Sabalo Holdings, LLC (“Sabalo Holdings”) entered into a contribution agreement (the “Contribution Agreement”) which provides for the contribution by Sabalo Holdings of all its interests in Sabalo Energy, LLC (“Sabalo Energy”) and Sabalo Energy, Inc. to EEH (the “Sabalo Acquisition”). Also on October 17, 2018, Sabalo Energy entered into a letter agreement (the “Shad Letter Agreement”) to acquire certain wellbore interests and related equipment (the “Shad Acquisition” and collectively with the Sabalo Acquisition, the “Acquisition”) held by Shad Permian, LLC (“Shad”) that are part of a joint venture between Sabalo Energy and Shad involving certain acreage covered by the Contribution Agreement.

Consummation of the Acquisition is subject to several closing conditions, including (i) approval of the Contribution Agreement and the transactions contemplated thereby by (a) a majority of the outstanding voting securities of the Company and (b) a majority of outstanding voting securities of the Company, excluding voting securities held by EnCap Investments L.P. and management of the Company; (ii) approval by the Company’s stockholders to amend its Amended and Restated Certificate of Incorporation to provide for additional authorized shares of Class A common stock and Class B common stock and increase the number of its authorized directors to eleven; (iii) the accuracy of the representations and warranties and compliance with their respective covenants of each of the Company, EEH and Sabalo Holdings; (iv) the absence of any injunction or other legal restraint preventing or making illegal the Acquisition; (v) the shares of Class A common stock issuable upon exchange of EEH Units and shares of Class B common stock being authorized for listing on the New York Stock Exchange; (vi) the execution and delivery of a customary registration rights agreement; and (vii) the absence of a material adverse effect on any of the Company, EEH or Sabalo Energy. There can be no assurance that all conditions to closing of the Acquisition will be satisfied. The Company expects to complete the Acquisition in the fourth quarter of 2018 or the first quarter of 2019.

This Current Report on Form 8-K provides certain financial and other information with respect to the proposed Acquisition. The statements of revenues and direct operating expenses with respect to the Sabalo Properties for years ended December 31, 2017 and 2016, the six months ended June 30, 2018 and 2017 and the related notes thereto, together with the report of Fisher, Herbst & Kemble, P.C., an independent registered public accounting firm, concerning those statements and related notes, are attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein. The statements of revenues and direct operating expenses with respect to the Shad Properties for years ended December 31, 2017 and 2016, the six months ended June 30, 2018 and 2017 and the related notes thereto, together with the report of Fisher, Herbst & Kemble, P.C., an independent registered public accounting firm, concerning those statements and related notes, are attached hereto as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference herein. Pro forma condensed combined financial information of the Company to give effect to the proposed Acquisition is attached as Exhibit 99.3 to this Current Report on Form 8-K and incorporated by reference herein.

In connection with the proposed Acquisition, the Company is including the January 1, 2018 reports of W.D. Von Gonten & Co., independent petroleum engineers (“WDVG”), with respect to the estimated oil and gas reserves of Sabalo Energy and Shad. The Company has included with this Current Report on Form 8-K the report of WDVG dated October 16, 2018 relating to Sabalo Energy, which is attached hereto as Exhibit 99.4. The Company has also included with this Current Report on Form 8-K the report of WDVG dated October 16, 2018 relating to Shad, which is attached hereto as Exhibit 99.5.

Additional Information and Where to Find It

In connection with the Acquisition, the Company intends to file with the SEC a proxy statement and other relevant documents in connection with the proposed Acquisition. THE COMPANY URGES INVESTORS AND STOCKHOLDERS TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, SABALO ENERGY, SHAD AND THE PROPOSED ACQUISITION. Investors and stockholders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. In addition, a copy of the proxy statement (when it becomes available) may be obtained free of charge from the Company’s website at www.earthstoneenergy.com. Investors and stockholders may also read and copy any reports, statements and other information filed by the Company, with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room. In addition, the documents filed with the SEC by the Company can be obtained free of charge from the Company’s website at www.earthstoneenergy.com or by contacting the Company by mail at 1400 Woodloch Forest Drive, Suite 300, The Woodlands, Texas, 77380, or by telephone at (281) 298-4246.

Participants in the Solicitation

The Company and its directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the Acquisition. Information regarding the Company’s directors and executive officers is available in its proxy statement filed with the SEC by the Company on April 26, 2018 in connection with its 2018 annual meeting of stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Forward-Looking Statements

This current report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements that are not strictly historical statements constitute forward-looking statements and may often, but not always, be identified by the use of such words such as “expects,” “believes,” “intends,” “anticipates,” “plans,” “guidance,” “forecast,” “estimates,” “potential,” “possible,” or “probable” or statements that certain actions, events or results “may,” “will,” “should,” or “could” be taken, occur or be achieved. The forward-looking statements include statements about the expected benefits of the Acquisition to the Company and its stockholders, the anticipated completion of the Acquisition or the timing thereof, the success of obtaining any financing for the proposed Acquisition, the expected future reserves, production, financial position, business strategy, revenues, earnings, costs, capital expenditures and debt levels of the combined company, and plans and objectives of management for future operations. Forward-looking statements are based on current expectations and assumptions and analyses made by the Company and its management in light of experience and perception of historical trends, current conditions and expected future developments, as well as other factors appropriate under the circumstances. However, whether actual results and developments will conform to expectations is subject to a number of material risks and uncertainties, including but not limited to: the ability to obtain stockholder and regulatory approvals of the Acquisition; the ability to complete the Acquisition on anticipated terms and timetable; the Company’s ability to integrate Sabalo Energy’s and Shad’s assets and operations successfully after the Acquisition and achieve anticipated benefits from it; the possibility that various closing conditions for the Acquisition may not be satisfied or waived; risks relating to any unforeseen liabilities of the Company or Sabalo Energy’s assets; declines in oil, natural gas liquids or natural gas prices; the level of success in exploration, development and production activities; inaccuracies of reserve estimates or assumptions underlying them; revisions to reserve estimates as a result of changes in commodity prices; risks related to level of indebtedness and periodic redeterminations of the borrowing base under the Company’s credit agreement; the Company’s ability to generate sufficient cash flows from operations to meet the internally funded portion of its capital expenditures budget; the Company’s ability to obtain external capital to finance exploration and development operations and acquisitions; the impacts of hedging on results of operations; the Company’s ability to replace oil and natural gas reserves; and any loss of senior management or technical personnel. The Company’s annual report on Form 10-K for the year ended December 31, 2017, quarterly reports on Form 10-Q, recent current reports on Form 8-K, and other SEC filings discuss some of the important risk factors identified that may affect the Company’s business, results of operations, and financial condition. The Company undertakes no obligation to revise or update publicly any forward-looking statements except as required by law.

Item 9.01 Financial Statements and Exhibits.

(a)    Financial statements of business acquired.

Audited statements of revenues and direct operating expenses of the Sabalo Properties for the years ended December 31, 2017 and 2016 and unaudited interim statements of revenues and direct operating expenses of the Sabalo Properties for the six months ended June 30, 2018 and 2017 are attached hereto as Exhibit 99.1 and incorporated herein by reference.

Audited statements of revenues and direct operating expenses of the Shad Properties for the years ended December 31, 2017 and 2016 and unaudited interim statements of revenues and direct operating expenses of the Shad Properties for the six months ended June 30, 2018 and 2017 are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(b)    Pro forma financial information.

The unaudited pro forma condensed combined balance sheet of the Company as of June 30, 2018 and the unaudited pro forma condensed combined statements of operations for the twelve months ended December 31, 2017 and the six months ended June 30, 2018 are attached hereto as Exhibit 99.3 and incorporated herein by reference. These unaudited pro forma financial statements give effect to the proposed Acquisition on the basis, and subject to the assumptions, set forth in accordance with Article 11 of Regulation S-X.

(d)    Exhibits.

The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description

23.1	Consent of Fisher, Herbst & Kemble, P.C.

23.2	Consent of W.D. Von Gonten & Co.

99.1
Audited statements of revenues and direct operating expenses of the Sabalo properties for the years ended December 31, 2017 and 2016 and unaudited interim statements of revenues and direct operating expenses of the Sabalo properties for the six months ended June 30, 2018 and 2017.

99.2
Audited statements of revenues and direct operating expenses of the Shad properties for the years ended December 31, 2017 and 2016 and unaudited interim statements of revenues and direct operating expenses of the Shad properties for the six months ended June 30, 2018 and 2017.

99.3
The unaudited pro forma condensed combined balance sheet of the Company as of June 30, 2018 and the unaudited pro forma condensed combined statements of operations for the twelve months ended December 31, 2017 and the six months ended June 30, 2018.

99.4	Report of W.D. Von Gonten & Co. regarding Sabalo Energy, LLC.

99.5	Report of W.D. Von Gonten & Co. regarding Shad Permian, LLC.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARTHSTONE ENERGY, INC.

Date: October 26, 2018	By:	/s/ Tony Oviedo
Tony Oviedo
Executive Vice President - Accounting and Administration